EXHIBIT 10.3

COLLATERAL TRUST AGREEMENT

COLLATERAL TRUST AGREEMENT, dated as of October 24, 2006, by and among ADVANCED MICRO DEVICES, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereof (together with the Borrower and each other Subsidiary of the Borrower which becomes a party hereto pursuant to Section 6.11, the “Obligors”), and WELLS FARGO BANK, N.A., a national banking association, as collateral agent (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, in order to induce the Lenders to enter into the Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as syndication agent, Wells Fargo Bank, N.A., as collateral agent, and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders, the Obligors granted Collateral Agent for the benefit of the Secured Parties a Lien on the Collateral to secure the Credit Agreement Obligations;

WHEREAS, pursuant to an Indenture, dated as of October 29, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “2012 Notes Indenture”), between the Borrower and Wells Fargo Bank, N.A., as trustee (in such capacity, together with any successor in such capacity, the “Indenture Trustee”), the Borrower issued and sold its 7.75% Senior Notes due 2012 (the “2012 Notes”);

WHEREAS, subject to certain exceptions, the 2012 Notes Indenture requires that effective provision be made so that the 2012 Notes be secured equally and ratably with the Credit Agreement Obligations so secured for so long as the Credit Agreement Obligations are so secured; and

WHEREAS, the Collateral Agent has been appointed by the Lenders and the Indenture Trustee to act as collateral agent with respect to the Collateral and the Secured Instruments and is entering into this Agreement to, among other things, define the rights, duties, authority and responsibilities of the Collateral Agent and the relationships among the Secured Parties regarding their interests in the Collateral;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

DECLARATION OF TRUST:

NOW, THEREFORE, in order to secure the payment of the Secured Obligations and in consideration of the promises and the mutual agreements set forth herein, the Collateral Agent does hereby declare that it holds and will hold as trustee in trust under this Agreement all of its right, title and interest in, to and under the Security Documents and the collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising (and each Obligor does hereby consent thereto).

TO HAVE AND TO HOLD the Security Documents and the entire Collateral (the right, title and interest of the Collateral Agent in the Security Documents and the Collateral being hereinafter referred to as the “Trust Estate”) unto the Collateral Agent and its successors in trust under this Agreement and its assigns and assigns forever.

IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, and for the enforcement of the payment of all Secured Obligations, and as security for the performance of and compliance with the covenants and conditions of this Agreement, each of the Secured Instruments and each of the Security Documents.

PROVIDED, HOWEVER, that these presents are upon the condition that if the conditions set forth in Section 6.10 shall be satisfied, then this Agreement, and the estates and rights hereby assigned, shall cease, determine and be void; otherwise they shall remain and be in full force and effect.

IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Collateral Agent, subject to the further covenants, conditions and trusts hereinafter set forth.

SECTION 1.

DEFINITIONS

(a) The capitalized terms used herein which are defined in, or by reference in, Schedule I hereto shall have the meanings specified therein.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, clause, schedule and exhibit references are to this Agreement unless otherwise specified.

(c) The term “including” is not limiting and means “including without limitation.”

SECTION 2.

ACTIONS BY THE COLLATERAL AGENT

2.1. General Authority of the Collateral Agent over the Collateral. Each Obligor hereby irrevocably constitutes and appoints the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Obligor or in its own name, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Obligor hereby acknowledges that the Collateral Agent shall have all powers and remedies set forth in the Security Documents; provided that the

Collateral Agent and the Secured Parties agree, solely for their own mutual benefit (and not for the benefit of any Obligor), that the Collateral Agent shall exercise all of its powers, rights and remedies with respect to the Obligors and the Collateral under the Secured Instruments solely in accordance with Requisite Instructions.

2.2. Right to Initiate Judicial Proceedings. Without limiting any provision contained in Section 2.1, the Collateral Agent, subject to the provisions of clause (b) of Section 2.4, (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document and (ii) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction, in the case of each of clauses (i) and (ii), solely in accordance with Requisite Instructions delivered to the Collateral Agent.

2.3.Exercise of Powers; Requisite Instructions. (a) All of the powers, rights and remedies of the Collateral Agent set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document as though set forth in full therein, and all of the powers, rights and remedies of the Collateral Agent and the Administrative Agent as set forth in any Security Document may be exercised from time to time as set forth herein and therein; provided that the Collateral Agent shall exercise all such powers, rights and remedies solely in accordance with Requisite Instructions delivered to the Collateral Agent, and shall not exercise any such powers, rights or remedies unless it shall have received Requisite Instructions requiring such exercise.

(b) The Control Party shall have the right, by delivery of Requisite Instructions to the Collateral Agent, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or any Security Document; provided that (i) such Requisite Instructions shall not conflict with any provision of law or of this Agreement, any Security Document, the Credit Agreement or the 2012 Notes Indenture (including, without limitation Section 4.11 of the 2012 Notes Indenture) or the 2012 Notes and (b) the Collateral Agent shall be adequately secured and indemnified as provided in clause (d) of Section 5.4.

2.4.Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Agent herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute; provided that the Collateral Agent shall exercise any and all remedies solely in accordance with Requisite Instructions delivered to the Collateral Agent.

(b) No delay or omission by the Collateral Agent to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent; provided that the Collateral Agent shall exercise all such powers, rights and remedies solely in accordance with Requisite Instructions delivered to the Collateral Agent.

(c) If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Obligors, the Collateral Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

(d) All rights of action and of asserting claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Agent without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be, subject to clause (d) of Section 5.3 and clause (b)(ii) of Section 5.9, brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Trust Estate.

2.6. Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

2.6. Rights of Secured Parties under Secured Instruments. Notwithstanding any other provision of this Agreement or any Security Document, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Obligors to pay such Secured Obligation when due, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the Secured Instrument pursuant to which such Secured Obligation is outstanding.

SECTION 3.

COLLATERAL ACCOUNT; DISTRIBUTIONS

3.1. The Collateral Account. On the date hereof there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Collateral Agent at the office of the Collateral Agent’s corporate trust division an account which shall be entitled the “Advanced Micro Devices Collateral Account” (the “Collateral Account”). All moneys which are required by this Agreement or any Security Document to be delivered to the Collateral Agent or which are received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any Security Document or otherwise, shall be deposited in the Collateral Account and held by the Collateral Agent as part of the Trust Estate and applied in accordance with the terms of this Agreement (including Section 3.4). Notwithstanding the foregoing, all moneys received by the Collateral Agent when no Event of Default exists shall promptly be paid over to the Obligors in accordance with their respective interests.

3.2.Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

3.3.Investment of Funds Deposited in Collateral Account. The Collateral Agent shall, in accordance with Requisite Instructions delivered to the Collateral Agent, invest and reinvest moneys on deposit in the Collateral Account at any time in Cash Equivalents. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate. The Collateral Agent shall not be responsible for any diminution in funds resulting from such investments. In the absence of any Requisite Instructions, the Collateral Agent shall have no obligation to invest or reinvest moneys.

3.4. Application of Moneys. (a) The Collateral Agent shall have the right (pursuant to Section 4.6) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall, pursuant to Requisite Instructions, transfer money held by it in the Collateral Account to any depository bank of any Obligor in accordance with any control agreement entered into with such depository bank pursuant to the Collateral Agreement, solely to reimburse such depository bank for checks, ACH transfers and other items which are recalled, dishonored, reversed or returned to such depository bank in respect of any deposit account subject to any such control agreement.

(b) All remaining moneys held by the Collateral Agent in the Collateral Account or received by the Collateral Agent while an Event of Default exists shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 3.4), be promptly distributed (subject to the provisions of Section 3.5) by the Collateral Agent in the following order of priority:

First: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been previously reimbursed;

Second: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been previously reimbursed;

Third: to the Secured Parties in an amount equal to (i) in the case of holders of the Credit Agreement Obligations (other than with respect to Specified Hedge Agreements) and the 2012 Notes and the 2012 Indenture, the unpaid principal of, unpaid interest on and other unpaid charges, if any, in respect of such Secured Obligations then outstanding whether or not then due and payable, and (ii) in the case of holders of Credit Agreement Obligations with respect to Specified Hedge Agreements, the amount of credit exposure of such holders under such Specified Hedge Agreements; and, in any case, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to such amounts; provided that, for purposes hereof, the “credit exposure” at any time of any Secured Party with respect to a Specified Hedge Agreement to which such Secured Party is a party shall be determined (a) in accordance with any applicable schedule between the applicable Obligor and such Secured Party, if any, or (b) otherwise at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, so long as such Specified Hedge Agreement has been terminated by the applicable counterparty;

Fourth: to the Secured Parties, amounts equal to all other sums which constitute Secured Obligations, including the reasonable costs and expenses of the Secured Parties and their representatives which are due and payable under the relevant Secured Instruments and which constitute Secured Obligations as of the date of distribution, and, if such moneys shall be insufficient to pay such sums in full, then ratably to the Secured Parties in proportion to such sums; and

Fifth: any surplus then remaining shall be paid to the Obligors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(c) The term “unpaid” as used in clause (b) of this Section 3.4 refers:

(i) in the absence of a bankruptcy proceeding with respect to the applicable Obligor, to all the outstanding Secured Obligations, and

(ii) during the pendency of a bankruptcy proceeding with respect to the applicable Obligor, to all amounts allowed by the bankruptcy court in respect of Secured Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions (whether actually distributed or set aside pursuant to Section 3.5) have not been made in respect thereof.

(d) The Collateral Agent shall make all payments and distributions under this Section 3.4: (i) on account of Credit Agreement Obligations, to the Administrative Agent for re-distribution among the holders of the Credit Agreement Obligations in accordance with the provisions of the Credit Agreement, (ii) on account of the 2012 Notes (subject to Section 3.5), to the Indenture Trustee for re-distribution among the holders of the 2012 Notes in accordance with the provisions of the 2012 Notes Indenture and (iii) to the Obligors pursuant to sub-clause sixth of clause (b) of Section 3.4, as directed in writing by the Borrower.

3.5. Application of Moneys Distributable to Indenture Trustee. If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to Section 3.4 to the Indenture Trustee, and if the Indenture Trustee shall notify the Collateral Agent in writing that no provision is made under the 2012 Notes Indenture for the application by such Indenture Trustee of such moneys (whether because the Secured Obligations issued under the 2012 Notes Indenture have not become due and payable or otherwise) and that the 2012 Notes Indenture does not effectively provide for the receipt and the holding by the Indenture Trustee of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, shall, at the direction of the Indenture Trustee, invest and reinvest such amounts in Cash Equivalents maturing within 90 days after they are acquired by the Collateral Agent and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Indenture Trustee (in its capacity as trustee) and for no other purpose until such time as the Indenture Trustee shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the 2012 Notes Indenture. The Collateral Agent shall not be responsible for any diminution in funds resulting from investments made at the direction of the Indenture Trustee or from holding such monies uninvested.

3.6. Collateral Agent’s Calculations. In making the determinations and allocations required by Section 3.4, the Collateral Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts payable with respect to Credit Agreement Obligations and upon information supplied by the Indenture Trustee as to the amounts payable with respect to the 2012 Notes, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. If, in the sole discretion of the Collateral Agent, the distribution of any amount received by the Collateral Agent in such capacity hereunder or under the Security Documents might involve the Collateral Agent in liability, or might be prohibited hereby, or might be contrary to any law, rule or regulation, the Collateral Agent may refrain from making distribution until the Collateral Agent’s right to make such distribution has been adjudicated by a court of competent jurisdiction. All distributions made by the Collateral Agent pursuant to Section 3.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or the Indenture Trustee of any amounts distributed to them by the Collateral Agent hereunder.

3.7. Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent’s security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall nonetheless apply the Proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified in Section 3.4. To the extent that the Collateral Agent distributes Proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

SECTION 4.

AGREEMENTS WITH COLLATERAL AGENT

4.1. Information as to Secured Parties, Administrative Agent and Indenture Trustee. The Borrower shall deliver to the Collateral Agent from time to time after an Event of Default has occurred and is continuing under the Credit Agreement or the 2012 Notes Indenture, upon request of the Collateral Agent, a list setting forth as of a date not more than 30 days prior to the date of such delivery, (i) the aggregate unpaid principal amount of Credit Agreement Obligations outstanding and the name and address of the Administrative Agent, and (ii) the aggregate unpaid principal amount of 2012 Notes outstanding under the Indenture and the name and address of the Indenture Trustee thereunder. In addition, the Borrower will promptly notify the Collateral Agent of each change in the identity of the Administrative Agent or the Indenture Trustee. On or prior to the date hereof, the Administrative Agent will deliver to the Collateral Agent the names of its officers that are authorized to give directions hereunder on behalf of the Administrative Agent. The Borrower will request that the Administrative Agent notify the Collateral Agent of any change in such officers prior to the date of any such change. If the Collateral Agent does not receive the names of such officers, the Collateral Agent may rely on any person purporting to be authorized to give directions hereunder on behalf of the Administrative Agent. If the Collateral Agent is not informed of changes in the officers of the Administrative Agent, the Collateral Agent may rely on the information previously provided to the Collateral Agent.

4.2. Compensation and Expenses. The Borrower agrees to pay to the Collateral Agent, from time to time within 30 days following receipt of an invoice therefor all of the fees (as set forth in the separate correspondence between the Borrower and the Collateral Agent), costs and expenses of the Collateral Agent (including the fees and disbursements of its counsel, advisors and agents which, in the case of the immediately succeeding clause (A) only, shall be reasonable) (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Collateral Agent’s rights under this Agreement and the Security Documents and in and to the Collateral and the Trust Estate. Such fees, costs and expenses are intended to constitute expenses of administration under any bankruptcy law relating to creditors rights generally. The obligations of the Borrower under this Section 4.3 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent.

4.3. Stamp and Other Similar Taxes. The Borrower agrees to indemnify and hold harmless the Collateral Agent, the Administrative Agent, the Indenture Trustee and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Trust Estate or any Collateral. The obligations of the Borrower under this Section 4.4 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent.

4.4. Filing Fees, Excise Taxes, Etc. The Borrower agrees to pay or to reimburse the Collateral Agent for any and all payments made by the Collateral Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable in respect of the execution and delivery of this Agreement and each Security Document. The obligations of the Borrower under this Section 4.5 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent.

4.5. Indemnification. The Borrower agrees to pay, indemnify, and hold the Collateral Agent, the Administrative Agent and the Indenture Trustee harmless from and against any and all Indemnified Liabilities (as defined in the Credit Agreement) with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents, except for Indemnified Liabilities resulting from the gross negligence or willful misconduct of such indemnified party. In any suit, proceeding or action brought by the Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Borrower will save, indemnify and keep the Collateral Agent, the Administrative Agent, the Indenture Trustee and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Obligor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of the obligor thereunder or its successors by any Obligor, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Collateral Agent, the Administrative Agent, the Indenture Trustee or any Secured Party. The agreements in this Section 4.6 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent.

4.6. Collateral Agent’s Lien. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Collateral Agent Fees, (i) the Collateral Agent is hereby granted a Lien upon all Collateral and (ii) the Collateral Agent shall have the right (in accordance with clause (a) of Section 3.4) to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover such Collateral Agent Fees. In addition to the foregoing application right, the Collateral Agent shall have all of the rights and remedies of a secured creditor set forth in the UCC. The provisions of this Section 4.7 will survive the termination of the other provisions of this Agreement and the Collateral Documents and the resignation or removal of the Collateral Agent and shall continue until all of the Collateral Agent Fees are paid in full in cash.

4.7. Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent, the Indenture Trustee, or Collateral Agent, and at the expense of each Obligor, the Borrower will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested to obtain the full benefits of this Agreement and the Security Documents and the rights and powers herein and therein granted, and to perfect, or to protect the perfection of, the Liens granted under the Security Documents, including the filing of any financing or continuation statement under the UCC. Each Obligor also hereby authorizes the Collateral Agent to sign and the Administrative Agent, the Indenture Trustee, or the Collateral Agent to file any such financing or continuation statement without the signature of such Obligor to the extent permitted by applicable law. Notwithstanding the foregoing, in no event shall the Collateral Agent have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any Lien on any Collateral or to protect the perfection of the Liens granted under the Security Documents, including the filing of any such financing or continuation statement.

SECTION 5.

THE COLLATERAL AGENT

5.1. Acceptance of Trust. The Collateral Agent, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof. The Collateral Agent also hereby acknowledges and accepts its appointment to act as collateral agent for the Lenders and the Indenture Trustee.

5.2. Exculpatory Provisions. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in any Security Document, all of which are made solely by the Obligors. The Collateral Agent makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any Obligor thereto or as to the security afforded by this Agreement or any Security Document, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the Security Documents, the Secured Obligations or any Lien purported to be granted under any Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters to any other Secured Party, any Obligor or any other Person.

(b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Obligor of any of the covenants or agreements contained herein or in any Security Document or Secured Instrument. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Obligations then held by Secured Parties, the Collateral Agent may rely on a certificate of the Indenture Trustee, in the case of the 2012 Notes, or a certificate of the Administrative Agent, in the case of Credit Agreement Obligations, and, if the Indenture Trustee or the Administrative Agent shall not give such information to the Collateral Agent, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Collateral Agent shall be calculated by the Collateral Agent using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower pursuant to Section 4.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Collateral Agent, whereupon the amount distributable to such Person shall be recalculated using such information and distributed to it.

(c) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any Security Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any Security Document.

(d) The Collateral Agent shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with any of the Obligors as if it were not the Collateral Agent.

(e) Subject to the provisions of the Security Documents concerning the Collateral Agent’s duty of care with respect to the Collateral, the Collateral Agent shall not be liable for any action taken or omitted to be taken in accordance with this Agreement or any Security Document except to the extent any such liability was caused by the Collateral Agent’s gross negligence or willful misconduct. The Collateral Agent’s sole duty with respect to the safekeeping and physical preservation of the Collateral in its possession shall be as set forth in Section 7.2 of the Collateral Agreement.

(f) Delegation of Duties. The Collateral Agent may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

5.3. Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement or the Security Documents the Collateral Agent shall deem it necessary that a factual matter be proved or established by any Obligor, any Secured Party or any other Person in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer, such Secured Party or such other Person delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.4.

(b) The Collateral Agent may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the Security Documents from any court of competent jurisdiction.

(c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

(d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement and the Security Documents, at the request or direction of the Control Party by delivery of Requisite Instructions, pursuant to this Agreement or otherwise, unless the Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Collateral Agent in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Agent.

(e) Upon any application or demand by any Obligor (except any such application or demand which is expressly permitted to be made orally) to the Collateral Agent to take or permit any action under any of the provisions of this Agreement or any Security Document, the Borrower shall furnish to the Collateral Agent a certificate of an Responsible Officer and, if requested by the Collateral Agent, an Opinion of Counsel stating that all conditions precedent, if any, provided for in this Agreement, in any relevant Security Document or in the Credit Agreement relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement or a Security Document relating to such particular application or demand, such additional document shall also be furnished.

(f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of an Responsible Officer or representations made by an Responsible Officer in a writing filed with the Collateral Agent.

5.4. Limitations on Duties of Collateral Agent. (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Agent. The Collateral Agent may, subject to the provisions of clause (b) of Section 2.4, exercise the rights and powers vested in the Collateral Agent by this Agreement and the Security Documents, and shall not be liable with respect to any action taken, or omitted to be taken, in accordance with Requisite Instructions delivered to the Collateral Agent.

(b) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under the provisions hereof or of any Security Document in accordance with Requisite Instructions delivered to the Collateral Agent. The Collateral Agent shall make available for inspection and copying by the Administrative Agent and the Indenture Trustee each certificate or other paper furnished to the Collateral Agent by any of the Obligors under or in respect of this Agreement or any Security Document or any of the Collateral.

(c) No provision of this Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or impose a tax on the Collateral Agent by reason thereof or would require the Collateral Agent to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

(d) Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made by any Obligor or any Secured Party in connection with this Agreement or any Security Document, (ii) the performance or observance of any of the covenants or agreements of any Obligor under this Agreement or any Security Document or the satisfaction of any condition specified in any such document, (iii) the existence or possible existence of any Event of Default, or (iv) the validity, effectiveness or genuineness of this Agreement, any Security Document or any other instrument or writing furnished in connection herewith or therewith. The Collateral Agent shall not be responsible to any Secured Party for the perfection or priority of any Lien on any of the Collateral, for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability or sufficiency of any of the Security Documents or the transactions contemplated thereby, or for the financial condition of any Obligor.

5.5. Moneys to be Held in Trust. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement or any Security Document (except Collateral Agent Fees) shall be held in trust for the purposes for which they were paid or are held.

5.6. Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time, by giving at least 90 days’ prior written notice (or such lesser period as may be agreed by the Borrower, the Administrative Agent and the Indenture Trustee) to the Borrower, the Indenture Trustee and the Administrative Agent, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent, (ii) the acceptance of such appointment by such successor Collateral Agent and (iii) the approval of such successor Collateral Agent evidenced by one or more instruments signed by the Administrative Agent, the Indenture Trustee and, unless an Event of Default shall have occurred and be continuing, the Borrower (which approval of the Borrower shall not be unreasonably withheld or delayed). If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent, the Indenture Trustee or the Administrative Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 5.6. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Administrative Agent as provided in clause (b) of this Section 5.6. The Administrative Agent may, at any time upon giving at least 30 days’ prior written notice thereof to the Collateral Agent, in conjunction with the resignation or removal of the Indenture Trustee under the 2012 Indenture, and so long as no Event of Default has occurred and is continuing under the Credit Agreement or the 2012 Notes Indenture, with the approval of the Borrower (which approval may not be unreasonably withheld or delayed), remove the Collateral Agent and appoint a successor Collateral Agent, such removal to be effective upon the appointment of a successor Collateral Agent as provided by clause (b) of this Section 5.6 and acceptance of such appointment by the successor. The Collateral Agent shall be entitled to Collateral Agent Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

(b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by the Administrative Agent. The powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Administrative Agent, the Borrower, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Obligor be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Obligor. If such Obligor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it shall have received a written request from the successor Collateral Agent to do so, or if an Event of Default shall have occurred and be continuing, the predecessor Collateral Agent may execute the same on behalf of such Obligor. Each Obligor hereby appoints any predecessor Collateral Agent as its agent and attorney to act for it as provided in the immediately preceding sentence.

5.7. Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to Section 5.6 shall be a bank or trust company in good standing and having power to act as Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $500,000,000.

5.8. Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any entity to which the Collateral Agent shall sell or otherwise transfer its corporate trust business, shall be Collateral Agent under this Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

5.9. Co-Collateral Agent; Separate Collateral Agent. (a) If at any time (i) it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, (ii) the Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, (iii) the Administrative Agent shall in writing so request the Collateral Agent and the Obligors, or (iv) the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under any Security Document, the Collateral Agent and the Obligors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Agent and the Obligors, either to act as co-collateral agent or co-collateral agents of all or any of the Collateral under this Agreement or under any of the Security Documents, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate collateral agent or collateral agents of any of the Collateral. If any Obligor shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Collateral Agent to do so, or if an Event of Default shall have occurred and be continuing, the Collateral Agent may act under the foregoing provisions of this clause (a) without the concurrence of the Obligors and execute and deliver such instruments and agreements on behalf of such Obligor. Each Obligor hereby appoints the Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this clause (a) in either of such contingencies.

(b) Every separate collateral agent and every co-collateral agent, other than any successor Collateral Agent appointed pursuant to Section 5.6, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

(ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder and under the relevant Security Document or Documents shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents; no power given hereby or by the relevant Security Documents to, or which it is provided herein or therein may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents shall be exercised hereunder or thereunder by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

(iii) the Borrower and the Collateral Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate collateral agent or co-collateral agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate collateral agent or co-collateral agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Collateral Agent to do so, or if an Event of Default has occurred and is continuing, the Collateral Agent shall have the power to accept the resignation of or remove any such separate collateral agent or co-collateral agent and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Collateral Agent its agent and attorney to act for it in such connection in such contingency. If the Collateral Agent shall have appointed a separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents as above provided, the Collateral Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral agent or co-collateral agent and the successor to any such separate collateral agent or co-collateral agent shall be appointed by the Borrower and the Collateral Agent, or by the Collateral Agent alone pursuant to this clause (b).

5.10. Treatment of Payee or Indorsee by Collateral Agent; Representatives of Secured Parties. (a) The Collateral Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

(b) Any Person (other than the Administrative Agent and the Indenture Trustee) which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or the Collateral shall present to the Collateral Agent such documents, including Opinions of Counsel, as the Collateral Agent may reasonably require, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Secured Parties (it being understood that the holders of Credit Agreement Obligations are represented hereunder by the Administrative Agent and shall have no other rights pursuant to this clause (b)). The authority of the Administrative Agent and the Indenture Trustee shall be demonstrated by their inclusion as such in the lists from time to time delivered pursuant to Section 4.2.

SECTION 6.

MISCELLANEOUS

6.1. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Borrower, the Collateral Agent, the Administrative Agent or the Indenture Trustee shall be given in writing or by facsimile transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by facsimile transmission, addressed (i) if to the Borrower or the Collateral Agent, to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this

Section 6.1 to the party sending such communication or (ii) if to the Administrative Agent or the Indenture Trustee, to it at its address specified from time to time in the list provided by the Borrower to the Collateral Agent pursuant to Section 4.2; provided that any notice, request or demand to the Collateral Agent shall not be effective until received by the Collateral Agent in the corporate trust division at the office designated by it pursuant to this Section 6.1.

6.2. No Waivers. No failure on the part of the Collateral Agent, any co-collateral agent, any separate collateral agent, the Administrative Agent, the Indenture Trustee or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.3. Amendments, Supplements and Waivers. (a) With the prior written consent of the Administrative Agent, the Collateral Agent and the Obligors may, from time to time, enter into written agreements supplemental hereto or to any Security Document for the purpose of adding to, or waiving any provisions of, this Agreement or any Security Document or changing in any manner the rights of the Collateral Agent, the Secured Parties or the Obligors hereunder or thereunder. Any such supplemental agreement shall be binding upon the Obligors, the Administrative Agent, the Indenture Trustee, the Secured Parties and the Collateral Agent and their respective successors. The Collateral Agent shall not enter into any such supplemental agreement unless the Collateral Agent shall have received an Opinion of Counsel to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the 2012 Notes Indenture which requires that effective provision be made so that the 2012 Notes are secured equally and ratably with the Credit Agreement Obligations.

(b) Without the consent of the Administrative Agent, the Indenture Trustee or any Secured Party, the Collateral Agent and any of the Obligors, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Collateral Agent, (i) to add to the covenants of such Obligor for the benefit of the Secured Parties or to surrender any right or power herein conferred upon such Obligor herein or in any Security Document; (ii) to mortgage or pledge to the Collateral Agent, or grant a security interest in favor of the Collateral Agent in, any property or assets as additional security for the Secured Obligations; or (iii) to cure any ambiguity, to correct or supplement any provision herein or in any Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action contemplated by this clause (iii) shall not adversely affect the interests of the Secured Parties.

6.4. Headings. The table of contents and the headings of Sections and subsections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Agreement or the Security Documents.

6.5.Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the parties hereto and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

6.7. Currency Conversions. In calculating the amount of Secured Obligations for any purpose hereunder, including voting or distribution purposes, the amount of any Secured Obligation which is denominated in a currency other than Dollars shall be converted into Dollars at the spot rate for purchasing Dollars with such currency as set forth in The Wall Street Journal (or any successor or substitute publication reasonably selected by the Administrative Agent) on the Business Day prior to the date on which such calculation is to be made.

6.8. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

6.9. Counterparts. This Agreement may be signed (including by way of facsimile or electronic transmission) in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

6.10. Termination. (a) Upon (i) receipt by the Collateral Agent from the Administrative Agent of (A) a written direction to cause the Liens created by Section 4.7 and by the Security Documents to be released and discharged or (B) a written notice stating that the Termination Date has occurred, and (ii) payment in full of all Collateral Agent Fees, the security interests created by Section 4.7 and by the Security Documents shall terminate forthwith and all right, title and interest of the Collateral Agent in and to the Collateral shall revert to the Obligors, their successors and assigns. Notwithstanding anything to the contrary contained herein or in any Secured Instrument, the Lien of the holders of the 2012 Notes created by any documents entered into pursuant to clause (b) of Section 6.3 and by the Security Documents shall be automatically and unconditionally released and discharged upon the release and discharge of the Liens created by any documents entered into pursuant to clause (b) of Section 6.3 and by the Security Documents.

(b) For so long as no Event of Default shall have occurred and be continuing under the 2012 Indenture, upon receipt by the Collateral Agent of written notice, together with an Officer’s Certificate and an Opinion of Counsel, from the Borrower stating that the 2012 Notes are no longer required to be secured equally and ratably by the Liens securing the Credit Agreement Obligations pursuant to Section 4.11 of the 2012 Notes Indenture, (which notice shall include evidence that the Liens securing the Credit Agreement Obligations are “Permitted Liens” under the 2012 Notes Indenture), the security interests created by the Security Documents in favor of the Collateral Agent shall no longer secure the 2012 Notes and the definition of “Secured Obligations” shall automatically be amended to no longer include the 2012 Notes without delivery of any instrument or performance of any act by any party. In the absence of bad faith or willful misconduct on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the accuracy of the mathematical calculations stated therein, upon such written notice.

(c) Upon the termination of the Collateral Agent’s security interest and the release of the Collateral in accordance with clause (a) of Section 6.10, the Collateral Agent will promptly, at the Borrower’s written request and expense, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Obligors all property of any Obligor then held by the Collateral Agent or any agent thereof.

(d) This Agreement shall terminate when the security interest granted under the Security Documents has terminated and the Collateral has been released; provided that the provisions of Sections 4.3, 4.4, 4.5 and 4.6 shall not be affected by any such termination.

6.11. New Obligors. During the term of this Agreement, each Subsidiary of the Borrower that, pursuant to Section 6.9 of the Credit Agreement, is required to become a party to this Agreement, may become such a party by executing an assumption agreement, substantially in the form of Exhibit A, a copy of which shall be delivered to the Collateral Agent in accordance with Section 6.1, whereupon such Subsidiary shall become an Obligor for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

6.12. Inconsistent Provisions. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any of the Security Documents or any document entered into in connection therewith, the provisions of this Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

6.13. Confidentiality . The Collateral Agent agrees to keep confidential any written information (a) provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or any Security Document or (b) obtained by the Collateral Agent based on a review of the books and records of the Borrower or any of its Subsidiaries; provided that nothing herein shall prevent the Collateral Agent from disclosing any such information (i) to the Administrative Agent, any Lender, any Affiliate of a Lender, any Approved Fund or the Indenture Trustee, (ii) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Transferee or any direct or indirect counterparty to any Hedge Agreement (or any professional advisor to such counterparty), (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates having a need to know such information for purposes of allowing the Administrative Agent, Indenture Trustee, Collateral Agent or Lenders to perform their obligations hereunder, (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Collateral Agent or as shall be required pursuant to any requirement of law, provided the Borrower is given advance written notice and only such information is disclosed as is necessary to comply with such request, demand or requirement, (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any requirement of law, provided the Borrower is given advance written notice and only such information is disclosed as is necessary to comply with such order, (v) if required to do so in connection with any litigation or similar proceeding to which the Collateral Agent is a party, (vi) which has been publicly disclosed other than in breach of this Agreement or (vii) to the extent reasonably necessary in connection with the exercise of any remedy hereunder.

6.14. SUBMISSION TO JURISDICTION; WAIVERS. EACH OBLIGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH OBLIGOR AT ITS ADDRESS SPECIFIED IN SUBSECTION 6.1 OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

(d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

(e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

6.15. WAIVER OF JURY TRIAL. THE COLLATERAL AGENT AND EACH OF THE OBLIGORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

6.16. PATRIOT ACT. The Collateral Agent hereby notifies each Obligor that, pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Obligor, which information includes the name and address of such Obligor and other information that will allow the Collateral Agent to identify such Obligor in accordance with the PATRIOT Act. Upon the request of the Collateral Agent, the Borrower will provide any information the Collateral Agent believes is reasonably necessary to be delivered to comply with the PATRIOT Act.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Responsible Officers as of the day and year first written above.

ADVANCED MICRO DEVICES, INC.

By:	/s/ Robert J. Rivet
Name:	Robert J. Rivet
Title:	Executive Vice President and Chief Financial Officer

Address:	One AMD Place M/S 54
P.O. Box 3453
Sunnyvale, CA 94088

Telephone Number: 408-749-4000
Fax Number: 408-774-7399

[Signature Page to Collateral Trust Agreement]

AMD INTERNATIONAL SALES & SERVICE, LTD.

By:	/s/ Hollis M. O’Brien
Name:	Hollis M. O’Brien
Title:	Secretary

AMD (U.S.) HOLDINGS, INC.

By:	/s/ Hollis M. O’Brien
Name:	Hollis M. O’Brien
Title:	Vice President and Secretary

[Signature Page to Collateral Trust Agreement]

AMD US FINANCE, INC.

By:	/s/ Hollis M. O’Brien
Name:	Hollis M. O’Brien
Title:	Secretary

[Signature Page to Collateral Trust Agreement]

ATI RESEARCH SILICON VALLEY INC.

By:	/s/ Dave Orton
Name:	Dave Orton
Title:	Director

ATI RESEARCH, INC.

By:	/s/ Patrick Crowley
Name:	Patrick Crowley
Title:	Director

ATI TECHNOLOGIES SYSTEMS CORP.

By:	/s/ Dave Orton
Name:	Dave Orton
Title:	Director

[Signature Page to Collateral Trust Agreement]

WELLS FARGO BANK, N.A., as Collateral Agent

By:	/s/ Lynn M. Steiner
Name:	Lynn M. Steiner
Title:	Vice President

Address:
Corporate Trust Services
Mac N9303-120
Sixth Street & Marquette Avenue
Minneapolis, MN 55479

Telephone Number: 612-316-4305
Fax Number: 612-667-9825

[Signature Page to Collateral Trust Agreement]

ACKNOWLEDGED AND ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

By:	/s/ Andrew Earls
Name:	Andrew Earls
Title:	Vice President

[Signature Page to Collateral Trust Agreement]

SCHEDULE I

to Agreement

CERTAIN DEFINITIONS

Unless otherwise defined herein, all capitalized terms used in this Agreement (including this Schedule I) shall have meanings given to them in the Credit Agreement.

The following terms shall have the respective meanings set forth below:

“2012 Notes” – as defined in the second recital.

“2012 Notes Indenture” – as defined in the second recital.

“Agreement” shall mean, on any date, this Collateral Trust Agreement as originally in effect on October 24, 2006 and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms and in effect on such date.

“Borrower” – as defined in the preamble.

“Collateral” shall mean all property in which the Collateral Agent is granted a Lien from time to time under this Agreement or any other Security Document.

“Collateral Account” – as defined in Section 3.1.

“Collateral Agent” shall mean Wells Fargo Bank, N.A., in its capacity as collateral agent under this Agreement, and any successor collateral agent appointed thereunder.

“Collateral Agent Fees” shall mean all fees, costs and expenses of the Collateral Agent of the types described in Sections 4.3, 4.4, 4.5 and 4.6 of this Agreement.

“Consolidated Net Tangible Assets” – as defined in the 2012 Notes Indenture.

“Control Party” – shall mean (a) at any time the amount of Credit Agreement Obligations is equal to or greater than the outstanding principal amount of the 2012 Notes, the Administrative Agent and (b) at any time the outstanding principal amount of the 2012 Notes is greater than the amount of Credit Agreement Obligations, the Indenture Trustee.

“Credit Agreement” – as defined in the first recital.

“Credit Agreement Obligations” shall mean the Obligations (as defined in the Credit Agreement).

“Event of Default” – an “Event of Default” under any Secured Instrument.

“Indenture Trustee” – as defined in the second recital.

“Lender” – as defined in the first recital.

“Obligors” – as defined in the preamble.

“Opinion of Counsel” shall mean an opinion in writing signed by legal counsel (other than an employee of the Borrower or any Affiliate thereof) satisfactory to the Collateral Agent, who may be counsel regularly retained by the Collateral Agent.

“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended or otherwise modified from time to time.

“PATRIOT Act Disclosures” means all documentation and other information which the Collateral Agent reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

“Proceeds” shall mean all proceeds within the meaning of the UCC.

“Requisite Instructions” shall mean written instructions of the Control Party; provided that such instructions shall include a certification from the Control Party that the action contemplated by such instructions is permitted under the applicable Security Documents (including, if, pursuant to such Security Documents, such action is permitted to be taken only during the existence of a Default or Event of Default, a certification that such Default or Event of Default exists).

“Secured Instruments” shall mean the Credit Agreement, the other Loan Documents, the 2012 Notes Indenture and the 2012 Notes.

“Secured Obligations” shall mean, without duplication, (i) the Credit Agreement Obligations, (ii) the 2012 Notes, and (iii) all sums payable by the Borrower under this Agreement or any Security Document (including Collateral Agent Fees).

“Secured Parties” shall mean at any time the holders of the Secured Obligations.

“Security Documents” shall mean this Agreement and each other agreement pursuant to which the Collateral Agent is granted a Lien to secure the Secured Obligations (including each agreement entered into pursuant to clause (b)(ii) of Section 6.3 of this Agreement).

“Termination Date” shall mean the date on which the Loans and all other Obligations (other than contingent surviving indemnity obligations in respect of which no claim or demand has been made and Hedging Obligations under Specified Hedge Agreements) have been paid in full, all commitments to extend credit under the Loan Documents have terminated and any Hedging Obligations under the Specified Hedge Agreements owed to any Qualified Counterparty shall have either (i) paid in full or (ii) secured by a collateral arrangement satisfactory to the Qualified Counterparty in its sole discretion.

“Trust Estate” shall have the meaning assigned in the Declaration of Trust in this Agreement.